SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 24, 2003

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	000-29816 (Commission File Number)	75-2816101 (IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas (Address of principal executive offices)		75024 (Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibit.

99.1     Press Release issued by Triad Hospitals, Inc. on February 24, 2003.

Item 12.	Results of Operations and Financial Condition.

On February 24, 2003, Triad Hospitals, Inc. issued a press release announcing its financial results for the three months and year ended December 31, 2002. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Donald P. Fay
Donald P. Fay Executive Vice President, Secretary and General Counsel

Date:  February 25, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on February 24, 2003.

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